Rule 497(e)

Registration Nos. 333-174332 and 811-22559

First Trust Exchange-Traded Fund IV

(the “Trust”)

First Trust Strategic Income ETF

(the “Fund”)

Supplement to the Statement of Additional Information
Dated March 1, 2018

Dated April 6, 2018

Notwithstanding anything to the contrary in the Fund’s Statement of Additional Information, the disclosure under the sub-sections “Information for Investors in the European Economic Area,” “Information for Investors in the United Kingdom,” “Information for Investors in Ireland” and “AIFM Directive Disclosures” from the section entitled “Additional Information” is deleted in its entirety.

Please Keep this Supplement with your Statement of Additional Information for Future Reference